Exhibit 10.11

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-101979) of our report dated March 30, 2005, with respect to the consolidated financial statements of TTI Team Telecom International Ltd., included in this Annual Report on Form 20-F for the year ended December 31, 2004.

Yours Truly,

May 23, 2005	KOST FORER GABBAY & KASIERER

Tel-Aviv, Israel	A Member of Ernst & Young Global